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                                                                   EXHIBIT 10.24

               LESLIE'S POOLMART, INC. STOCK REPURCHASE AGREEMENT


          This LESLIE'S POOLMART, INC. STOCK REPURCHASE AGREEMENT (this "Agreement") is entered into as of March 23, 2001, by and between Leslie's
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Poolmart, Inc., a Delaware corporation (the "Company"), The McDermott Family
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Trust UA March 15, 1990 (the "Seller") and Brian P. McDermott, as an individual
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("McDermott").
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                                    RECITALS

          WHEREAS, the Seller owns 166,552 shares (the "Shares") of the Common
                                                        ------
Stock of the Company in the aggregate;

          WHEREAS, McDermott desires to cause Seller to sell to the Company, and the Company desires to repurchase from the Seller, 55,555 of such shares (the "Purchased Shares") on the terms and conditions set forth below.
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                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, representations and warranties set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Transactions.
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          (a) Sale and Purchase of the Purchased Shares.  The Seller hereby
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sells to the Company, and the Company hereby purchases from the Seller, the
Purchased Shares, for an aggregate purchase price of $499,995.00 (the "Purchase
                                                                       --------
Price").  Concurrently with the execution and delivery of this Agreement, the
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Seller hereby delivers to the Company, and the Company hereby accepts from the
Seller, the certificate(s) evidencing the Purchased Shares held by the Seller duly endorsed for transfer pursuant to the Assignment Separate From Stock Certificate attached hereto as Exhibit A, and the Company hereby delivers to the
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Seller by wire transfer in immediately available funds, and the Seller hereby acknowledges receipt from the Company of, the Purchase Price delivered by the Company. Seller and McDermott acknowledge and agree that such amount represents payment in full of the Purchase Price.

          (b) Cancellation of Outstanding Options.  Concurrently with the
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execution and delivery of this Agreement, all outstanding options (whether or not presently exercisable and regardless of the specific option plan of the Company such options were issued under) to purchase the Company's Common Stock issued to McDermott (the "Options") shall be cancelled and of no further effect.
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          (c) Board Resignation.  Concurrently with the execution and delivery
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of this Agreement, McDermott hereby resigns from his position as a director on the Board of Directors of the Company and McDermott shall not thereafter have any entitlement to be a director, officer or other agent of the Company.

                           Stock Purchase Agreement
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          2.  Waiver of Shareholders Agreement.  For the purposes of the
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transactions contemplated by this Agreement, the parties hereby waive any and all restrictions on transfer, rights of first refusal and any other rights or obligations pursuant to that certain Shareholders Agreement among the Company, the Seller, McDermott and the other parties thereto dated as of June 11, 1997. Such waiver shall be effective only as to this Agreement and the transactions contemplated herein and shall have no effect on the rights of the Company except as to this Agreement and the transactions contemplated herein.

          3.  Representations and Warranties of Seller and McDermott.  The
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Seller and McDermott hereby jointly and severally represent, warrant, covenant and agree that: (i) each of Seller and McDermott has full legal capacity, power and authority to enter into this Agreement and carry out the terms and provisions hereof; (ii) this Agreement has been duly executed and delivered by each of the Seller and McDermott and is the valid and binding agreement of each of the Seller and McDermott enforceable against each of the Seller and McDermott in accordance with its terms; (iii) Seller is legal, record and beneficial holder of the Shares free and clear of all liens, claims, encumbrances or adverse interests of any kind; and (iv) following payment of the Purchase Price, Seller will have delivered legal, record and beneficial title to the Purchased Shares to the Company free and clear of any and all liens, claims, encumbrances or adverse interests of any kind. Seller and McDermott are familiar with the business and financial condition of the Company and are satisfied by reason of their own knowledge and investigation, and not in reliance on any express or implied representation of the Company or any of its directors, officers, agents or affiliates, as to the sale of the Purchased Shares at the Purchase Price specified herein. Seller and McDermott have had access to documents pertaining to valuation of the Purchased Shares, or have requested and received such documents.

          4.  Representations and Warranties of Company.  The Company
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represents, warrants, covenants and agrees that: (i) it has full power and authority to enter into this Agreement and carry out the terms and provisions hereof; (ii) this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms; and (iii) the Company has full legal right, power and authority to purchase the Purchased Shares in the manner provided in this Agreement. The Company further represents that it has performed its due diligence review for examination and inspection of all matters pertaining to its acquisition of the Purchased Shares, including, without limitation the non-statutory stock option agreement, the Company's 1997 Incentive Stock Option Plan, minutes of the meeting of the Board of Directors, vesting agreements, all financial and corporate matters and conditions with respect to the Purchased Shares. By execution of this Agreement, the Company has concluded its due diligence with respect to questions concerning said shares or deemed such questions inconsequential; provided, that the Company's
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representations regarding diligence contained herein shall not in any way limit the accuracy of McDermott's and Seller's representations and warranties contained in Section 3 hereto.

          5.  No Representation as to Condition of Company.  Neither of the
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Seller, McDermott or the Company is making any representation or warranty as to the condition (financial or otherwise) or results of operations, prospects or any other aspect of the Company's operations.

                           Stock Purchase Agreement

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     6.  Mutual Release.  Except for their respective obligations,
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representations, warranties and covenants arising under this Agreement, each of the Seller and McDermott, on the one hand, and the Company, on the other hand (for himself or itself, his or its agents, heirs, successors, assigns, executors and/or administrators) does hereby and forever mutually release and discharge the other, and the other's past and present parent, subsidiary, sister and affiliated corporations, divisions or other related entities, including, without limitation, in the case of the Company, Green Equity Investors II, L.P., Leonard Green & Partners, L.P., and the respective partners, employees, agents and affiliates thereof, employee benefit plans and fiduciaries of the foregoing, as well as the successors, shareholders, partners, officers, directors, heirs, predecessors, assigns, agents, employees, attorneys and representatives of each of them, past or present, from any and all causes of actions, actions, judgments, liens, debts, contracts, indebtedness, damages, losses, claims, liabilities, rights, interests and demands of whatsoever kind or character, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or not heretofore brought before any state or federal court or before any state or federal agency or other governmental entity, which any such party has or may have against any released person or entity by reason of any and all acts, omissions, events or facts occurring or existing prior to the date hereof, including, without limitation, all claims attributable to the ownership of the Shares and the Options or the sale or conveyance of the Purchased Shares under this Agreement (except for the parties' respective obligations, representations, warranties and covenants arising under this Agreement), all claims attributable to the employment of McDermott, all claims attributable to the termination of that employment and all claims arising under any federal, state or other governmental statute, regulation or ordinance or common law, such as, for example and without limitation, Title VII of the Civil Rights Act of 1964 which prohibits discrimination and harassment on the basis of sex, race, color, national origin and religion, the Civil Rights Act of 1866, the Age Discrimination in Employment Act which prohibits discrimination on the basis of age over 40, the California Fair Employment Act which prohibits discrimination on the basis of race, religion, creed, color, national origin, ancestry, disability, medical condition, age over 40 and sex, the California Labor Code, and wrongful termination claims.

     Section 1542 Waiver.  It is further understood and agreed by Seller,
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McDermott and the Company that, except for their respective obligations, representations, warranties and covenants arising under this Agreement, the foregoing releases extend to all claims, of every nature and kind whatsoever, known, suspected, or unsuspected, past, present or future, and all rights under
Section 1542 of the California Civil Code, in so far as applicable to this Agreement, are hereby expressly waived by the Seller, McDermott, the Company and their respective affiliates. Said section reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          Each of the Seller, McDermott and the Company hereby acknowledge that he or it may hereafter discover facts different from, or in addition to, those which he or it now believes to be true with respect to the released claims, and agrees that this Agreement and the releases

                           Stock Purchase Agreement

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contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

          7.  Miscellaneous.
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     7.1  Further Assurances.  Each party hereto shall execute and deliver such
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further instruments and take such further actions as the other party hereto may reasonably request in order to carry out the intent of this Agreement.

     7.2  Successors and Assigns.  This Agreement shall not be assignable by any
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of the parties hereto.  This Agreement shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and legal representatives of the parties hereto.

     7.3  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the internal laws of the State of California without regard to conflict of laws. The venue of any action instituted under this Agreement shall be proper in Los Angeles County, California, and each party hereby waives any objection to venue.

     7.4  Entire Agreement.  This Agreement constitutes the entire agreement
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between the parties hereto with regard to the subject matter hereof and shall supersede all previous or contemporaneous oral or written negotiations, commitments or understandings with regard to the subject matter hereof.

     7.5  Modification.  The provisions of this Agreement may be modified,
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amended or waived only by a writing executed by both parties hereto.

     7.6  Headings.  Captions of the Sections of this Agreement are for
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convenience only and shall not be considered or referred to in resolving questions of interpretation or construction of this Agreement.

     7.7  Severability.  Any provision of this Agreement that is deemed invalid,
          ------------
illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this paragraph be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

     7.8  Third Party Beneficiaries.  Except for rights given to releasees
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specified in Section 6 hereof, no person shall be deemed a third party beneficiary of this Agreement.

     7.9  Consulting Agreement.  The parties hereto agree that on the date
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hereof, that certain Consulting Agreement, dated as of December 31, 1999, by and between McDermott and the Company (the "Consulting Agreement"), is terminated and of no further effect.

                           Stock Purchase Agreement

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     7.10  Transfer Costs.  The Company shall incur all reasonable transfer
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costs, if any, associated with the repurchase and cancellation of the Purchased
Shares and the Options hereunder, together with any reasonable transfer costs associated with cancelling and reissuing the purchased shares pursuant to that certain Stock Purchase Agreement Among Individuals, by and among Seller, McDermott, Green Equity Investors II, L.P., Lawrence H. Hayward and Donald J. Anderson, dated of even date herewith (the "Stock Purchase Agreement Among Individuals"); provided, that nothing herein shall obligate the Company to pay
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for any party's legal fees (other than the Company's legal fees) in connection with this Agreement or in connection with the Stock Purchase Agreement Among Individuals.

     7.11  Counterparts.  This Agreement may be executed in counterparts, each
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of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

     7.12  Authority.  Each of the signatories hereto warrants and represents
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that he or she is competent and authorized to enter in to this Agreement on behalf of the party for whom he or she purports to sign.

     7.13  Non-Disparagement.  Seller and McDermott, on the one hand, and the
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Company, on the other hand, covenant and agree that each will not disparage the other with respect to the subject of this Agreement and the terms therein, including but not limited to, disparaging the Company or its services, executives, agents, or business reputation, nor disparaging McDermott concerning his termination by Company, his services with the Company and matters relating to his employment.

                           Stock Purchase Agreement

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          In witness whereof, the undersigned have executed this Agreement effective as of March 23, 2001.


                              -----------------------------------
                              Brian P. McDermott, individually



                              The McDermott Family Trust UA March 15, 1990

                              By:
                                 --------------------------------
                                 Brian P. McDermott, Trustee


                              By:
                                 -------------------------------
                                 Manette J. McDermott, Trustee


                              LESLIE'S POOLMART, INC.,

                              a Delaware corporation

                              By:
                                 -------------------------------
                                 Donald J. Anderson

                                 Executive Vice President, Chief Financial
                                 Officer and Secretary



                  Signature Page to Stock Purchase Agreement
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                                   EXHIBIT A
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                   ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE



STATE OF ARIZONA      )
                      )              KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARICOPA    )

     For value received, The McDermott Family Trust UA March 15, 1990, does hereby sell, assign and transfer unto Leslie's Poolmart, Inc., a Delaware corporation (the "Corporation"), 55,555 shares of the Common Stock, par value $0.001 per share, of the Corporation, standing in its name on the books of the Corporation represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as its attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: March 23, 2001             The McDermott Family Trust UA March 15, 1990

                                  By:
                                     -------------------------------
                                     Brian P. McDermott, Trustee


                                  By:
                                     -------------------------------
                                     Manette J. McDermott, Trustee


In Presence of:
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